UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew Dakos
Bulldog Investors, LLP
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663
(Name and address of agent for service)

Copy to:

Thomas R. Westle, Esq
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2024

Date of reporting period: 12/31/2024

Item 1. Reports to Stockholders.

(a)

Special Opportunities Fund, Inc.
(SPE)
Annual Report
For the year ended
December 31, 2024

Special Opportunities Fund, Inc.

Managed Distribution Plan (unaudited)

On March 4, 2019, the Special Opportunities Fund (the “Fund”) received authorization from the SEC that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, on April 1, 2019, the Fund announced its Board of Directors formally approved the implementation of a Managed Distribution Plan (“MDP”) to make monthly cash distributions to stockholders.

In the year ended December 31, 2024, the Fund made monthly distributions to common stockholders at an annual rate of 8%, based on the NAV of the Fund’s common shares as of the close of business on the last business day of the previous year. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Directors.

With each distribution, the Fund will issue a notice to stockholders which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. For tax reporting purposes the actual composition of the total amount of distributions for each year will continue to be provided on a Form 1099-DIV issued after the end of the year.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, is available on the Fund’s website at www.specialopportunitiesfundinc.com.

Special Opportunities Fund, Inc.

February 26, 2025

Dear Fellow Shareholder:

The Fund’s performance was good in the second half of 2024, as it was for the entire year.  After accounting for distributions, net asset value per common share (NAV) increased by 9.82% in the second half of the year, closing at $16.47, up 23.90% for all of 2024.  That compares to increases of 8.44% and 25.02% respectively for the S&P 500 Index.  Moreover, 2024 saw a significant narrowing in the trading discount of the Fund’s common shares from 17.12% on December 29, 2023 to 15.78% on June 28, 2024, and falling further to 11.17% on December 31, 2024.  That discount narrowing resulted in the market price of the Fund’s common shares increasing by 16.46% (after accounting for distributions paid) in the second half of the year and 34.45% for all of 2024.  Last year’s strong NAV performance and discount narrowing has continued thus far this year with the NAV rising to $16.99 (excluding the January and February distributions) as of February 21, 2025 and the discount falling to 8.89%.

We believe the discount narrowing is attributable in part to the Fund’s accretive share repurchase program.  Since late April 2023, the Fund has repurchased 834,810 of its common shares at double-digit discounts to NAV and 99,179 shares of convertible preferred stock below book value.  Details about share repurchases are posted monthly on the Fund’s website.  In addition, the Fund has a managed distribution plan whereby monthly distributions are paid to common shareholders at an annual rate of at least 8% of the NAV as of the last trading day of the prior year.  The minimum monthly distribution in 2025 is $0.1098 per share, up from $0.0954 per share in 2024.

As a reminder, the Fund’s Series C Convertible Preferred Stock, maturing in January 2027, has a liquidation preference of $25 per share and is convertible into common stock, initially at a price of $20.50 per share (or a ratio of 1.2195 shares of common stock for each share of Series C stock),  and adjusted for distributions paid to common stockholders.  Please refer to the prospectus, which is available on the Fund’s website and on the SEC’s website, for full details regarding the Series C stock.  The current conversion ratio and diluted NAV of the Fund’s common shares (assuming all Series C shares are converted to common shares) are posted weekly on the Fund’s website.

Investment Update and Commentary

The positive trend for the IPO market for special purpose acquisition companies (SPACs) continued in the second half of 2024.  Consequently, the percentage of SPACs held by the Fund increased from 16.2% of the Fund’s investable assets to 20.9% at year-end.  On the other hand, there were somewhat less attractive opportunities to acquire discounted closed-end funds (CEFs) and business development companies (BDCs).  As a result, as of December 31, 2024, CEFs and BDCs made up 57.5% of the Fund’s investable assets, down from 67.1% as of

Special Opportunities Fund, Inc.

June 28, 2024.  Lastly, at year end, 10.5% of the Fund’s total assets consisted of shares of operating companies we think are undervalued and 9.5% were in cash equivalents.

While the S&P 500 Index rose significantly in 2024, the Fund does not have much exposure to the sort of companies that make up the index, so we are pleased that we were able to keep up with it.  In large part, that is due to some successful activist campaigns conducted by the Fund’s investment advisor and other like-minded activist investors.  We anticipate further value generated from our activism in 2025.  As you know, the Fund’s investment advisor often employs activist measures to enhance the value of our investments.  In a famous case, the court said that the shareholder franchise is the “ideological underpinning upon which the legitimacy of directorial power rests.”  Yet, as we discussed in previous letters, there have recently been attempts to impede the voting rights of shareholders, including a proposal submitted to the SEC to eliminate annual meetings for shareholders of CEFs.  If the SEC were to approve such a proposal, shareholders would have virtually no way to hold management accountable for poor performance, excessive fees, excessive discounts, or self-dealing.  We believe that removing the ability of shareholders to exercise any meaningful check on management would likely lead to wider discounts.

The Fund has significant exposure to term trusts or quasi-term trusts i.e., CEFs with a limited life and that will either dissolve or provide a liquidity event at a point in time if certain conditions are met.  The obvious attraction of these funds is that any current discount will eventually be reduced or eliminated. For example, as part of a settlement we reached in 2023 with MFS High Yield Municipal Trust (CMU) and MFS Investment Grade Municipal Trust (CXH), each fund has committed to provide a liquidity event, unless the discount shrinks to no more than 7.5% by mid-2025.  At that time, the discount for each of these CEFs was about 14%.  The discounts have shrunk significantly, but each is still above 7.5%.  Suffice it to say that the clock is ticking.

In another case, the Fund acquired a meaningful stake in Destra Multi-Alternative Fund (DMA).  More than half of DMA’s total assets are unquoted private investment vehicles.  In the spring of 2023, after eliminating its monthly dividend, DMA’s shares fell to a discount of more than 50%.  We then reached out to management to discuss options to enhance stockholder value.  On October 6, 2023, DMA announced that “unless certain targets are met, [it] will dissolve at the close of business on March 31, 2027.”  In addition, a representative of a large shareholder was invited to join DMA’s Board of Trustees.  That gave us more confidence that (1) the fair values of DMA’s private holdings are not inflated, and (2) management will not be tempted to renege on its commitment to dissolve.  DMA’s stock has risen since the announcement, and the discount has narrowed, but it is still greater than 20%.  We discussed with management possible measures to further narrow the discount, including initiating a regular dividend.  In this regard, DMA requested and received approval by the SEC to pay a regular

Special Opportunities Fund, Inc.

monthly dividend and just announced that will begin to pay a monthly dividend of $0.0725 in March, 2025.

To summarize some CEF activist developments since our last letter, we previously noted that two of the Fund’s investments, Tortoise Energy Independence Fund (NDP) and Tortoise Power and Energy Infrastructure Fund (TPZ), had proposed to merge with a third Tortoise CEF, which would then merge into a newly formed ETF.  Those transactions were completed and we were able to exit our positions at prices close to NAV.  Since we engaged with management of Principal Real Estate Income Fund (PGZ), there have been some fits and starts toward the goal of enhancing shareholder value, but nothing material has occurred.  Consequently, we are considering whether a proxy contest may be needed to induce management to act.  Pursuant to a settlement with a large shareholder, BlackRock Municipal Income Fund (MUI) completed a tender offer for 50% of its outstanding shares at 98% of NAV.  We were able to sell about 80% of our shares in that tender offer and disposed of the balance in the market.  As part of that settlement, MUI subsequently converted to an unlisted interval fund that provides only limited liquidity and, for that reason, we felt it was no longer an appropriate investment for the Fund.  In August, 2024, as a result of a settlement with another activist investor, The New America High Income Fund (HYB), another of the Fund’s portfolio holdings, announced that it would merge into an open-end fund.  We expect to redeem our shares at NAV upon completion of the reorganization, which is imminent.  Lastly, Virtus Total Return Fund (ZTR) recently completed the second of its three conditional tender offers at 98% of NAV and we were able to sell about 30% of our shares in that tender offer.

In June, 2024, the Fund successfully solicited proxies to elect three directors, including myself, to the board of BNY Mellon Municipal Income (DMF).  In addition, the shareholders of DMF overwhelmingly approved our non-binding proposal to allow them to monetize their shares at a price at or close to NAV.  DMF’s shares, which were trading at a double-digit discount before we launched our proxy contest, are currently trading at a discount of about 6% from NAV.

Prior to the war in Ukraine, more than 50% of the assets of The Central and Eastern Europe Fund (CEE) were Russian securities.  In light of measures adopted by the Russian Central Bank and Government, as well as sanctions implemented by the United States and other countries, on March 14, 2022, almost all the Fund’s Russian holdings were valued at zero.  With CEE shares trading at a nominal double-digit discount from its revised “zero Russia” NAV, we eventually began to purchase shares.  Recent optimism about an end to the war has seen CEE’s shares moving to a premium.  Obviously, there is substantial uncertainty as to the actual value of CEE’s Russian securities and when they may be tradable, but they cannot be less than zero.  In the meantime, we have submitted a shareholder proposal recommending that substantially all proceeds received from the disposition of any of CEE’s Russian securities be distributed to stockholders, rather than re-invested.  We expect shareholders to vote on our proposal at CEE’s 2025 annual meeting.

Special Opportunities Fund, Inc.

Income oriented BDCs that trade at a discount to NAV comprise about 10% of the Fund’s investable assets and they have generally performed well.  One of our largest (and long-term) holdings is CION Investment Corp. (CION).  CION’s trading discount has narrowed from more than 30% less than one year ago to just over 20% recently.  CION pays a quarterly dividend of more than 10% per annum and has adopted an accretive share repurchase program, making it an attractive “hold.”  Two well-managed BDCs that the Fund has owned for a while, Logan Ridge Finance Corporation (LRFC) and Portman Ridge Finance Corporation (PTMN), are slated to merge soon.  We believe PTMN, the surviving BDC, will benefit from the larger scale and will continue to pay attractive dividends on a regular basis.

Our largest investment in an operating company, Texas Pacific Land (TPL), is a profitable  asset-rich company that owns land in West Texas, primarily in the Permian Basin.  In our last letter, we noted that TPL’s shares were trading at about $860 per share.  Since then, TPL’s shares have had their ups – in large part, due to the prospect of TPL housing massive electricity gobbling AI data centers – and downs, after DeepSeek, a Chinese startup, recently announced a low cost AI model.  Despite its volatility, TPL’s share price has increased significantly since our last letter, closing at about $1,345 on February 21, 2025.

In our last letter, we discussed Cannae Holdings (CNNE), a holding company somewhat akin to a CEF.  CNNE trades at a discount of about 40% below its NAV and we said, “If CNNE stock continue to languish far below its NAV, we are likely to take an activist approach to enhance shareholder value.”  Knowing that other shareholders of CNNE are frustrated about the status quo, we have suggested measures to management to enhance shareholder value.  Finally,  our patience exhausted, we submitted a shareholder proposal on behalf of the Fund to have CNNE hire an investment banker to study options to maximize the value of its shares.  Our proposal is available at specialcannae2325-14a8inc.pdf   Hopefully, that will light a fire under management.

Lastly, we continue to purchase shares of some discounted Australian CEFs that are likely to open-end or otherwise provide an opportunity for liquidity at or close to NAV.

As always, we remind you that instruction forms for voting proxies for certain CEFs held by the Fund are available at http://www.specialopportunitiesfundinc.com/proxy_voting.html.  To be notified directly of such instances, please email us at proxyinstructions@bulldoginvestors.com.

Sincerely yours,

Phillip Goldstein
Chairman

The Fund’s management believes any forward-looking statements in this report are reasonable although all forward-looking statements are inherently uncertain.

Special Opportunities Fund, Inc.

Growth of $10,000 Investment

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 12/31/2024
Net asset value returns	1 year	5 years	10 years
Special Opportunities Fund, Inc.	23.90%	9.60%	8.03%

Market price returns
Special Opportunities Fund, Inc.	34.45%	10.22%	8.99%

Index returns
S&P 500® Index	25.02%	14.53%	13.10%

Share price as of 12/31/2024
Net asset value			$16.47
Market price			$14.63

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the ex-dividend date. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at the lower of the NAV or the closing market price on the ex-dividend date. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The S&P 500® Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. You cannot invest directly in an index.

Special Opportunities Fund, Inc.

Portfolio composition as of 12/31/2024(1) (Unaudited)

	Value	Percent
Closed End Funds	$114,643,534	49.36%
Special Purpose Acquisition Vehicles (SPACs)	48,542,615	20.90%
Common Stocks	24,360,957	10.49%
Business Development Companies	18,895,577	8.14%
Trusts	2,294,107	0.99%
Real Estate Investment Trusts	977,132	0.42%
Preferred Stocks	370,890	0.16%
Warrants	150,173	0.06%
Rights	60,304	0.03%
Other Notes	—	0.00%
Money Market Funds	21,947,259	9.45%
Total Investments	$232,242,548	100.00%

(1)	As a percentage of total investments.

The following table represents the Fund’s investments categorized by country as of December 31, 2024:

% of Total
Country	Investments
United States	96.98%
Australia	0.88%
Great Britain	0.86%
Guernsey	0.84%
China	0.22%
Hong Kong	0.22%
100.00%

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2024

	Shares	Value
CLOSED END FUNDS—65.5%
abrdn Emerging Markets Equity Income Fund, Inc.	74,230	$385,254
AllianceBernstein National Municipal Income Fund, Inc.	486,820	5,291,733
Bancroft Fund Ltd.	25,455	450,808
Bexil Investment Trust	350,673	4,358,865
BlackRock Innovation and Growth Term Trust	122,923	914,547
BNY Mellon Municipal Income, Inc.	621,787	4,414,688
BNY Mellon Strategic Municipal Bond Fund, Inc.	970,821	5,640,470
Central and Eastern Europe Fund, Inc.	188,883	2,062,602
Central Securities Corp.	219,394	10,024,112
Clough Global Opportunities Fund	127,291	651,730
Destra Multi-Alternative Fund	226,142	1,913,161
DWS Municipal Income Trust	100	945
Eaton Vance New York Municipal Bond Fund	386,827	3,686,461
Ellsworth Growth and Income Fund Ltd.	114,965	1,114,011
Gabelli Dividend & Income Trust	133,595	3,226,319
GDL Fund	8,457	67,825
General American Investors Co., Inc.	324,541	16,554,837
Herzfeld Caribbean Basin Fund, Inc.	147,693	344,863
Highland Opportunities and Income Fund	10,000	51,900
Mexico Equity & Income Fund, Inc.	100,100	803,803
MFS High Yield Municipal Trust	764,782	2,692,033
MFS Investment Grade Municipal Trust	245,919	1,964,893
Morgan Stanley India Investment Fund, Inc.	233,221	5,893,495
Neuberger Berman Municipal Fund, Inc.	114,296	1,182,964
Neuberger Berman Next Generation Connectivity Fund, Inc.	338,578	4,313,484
New America High Income Fund, Inc.	15,306	125,050
New Germany Fund, Inc.	268,348	2,093,114
Pershing Square Holdings Ltd. Fund	40,000	1,943,460
Platinum Asia Investments Ltd.	2,548,150	1,608,720
Principal Real Estate Income Fund	138,384	1,367,234
Saba Capital Income & Opportunities Fund	75,239	573,321
SRH Total Return Fund, Inc.	1,116,522	17,886,683
The Swiss Helvetia Fund, Inc.	236,992	1,775,070
Tortoise Energy Infrastructure Corp.	77,138	3,239,815
Tortoise Power And Energy Infrastructure Fund	220,215	4,418,614
Tribeca Global Natural Resources Ltd. (a)	492,484	440,469
Virtus Total Return Fund, Inc.	199,007	1,166,181
TOTAL CLOSED END FUNDS (Cost $94,221,235)		114,643,534

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2024

	Shares	Value
SPECIAL PURPOSE ACQUISITION COMPANIES (SPACS)—27.8%
A SPAC III Acquisition Corp. (a)	50,000	$503,500
AA Mission Acquisition Corp.—Class A (a)	300,000	3,030,000
Aldel Financial II, Inc. (a)	38,904	391,374
Andretti Acquisition Corp. II—Class A (a)	105,200	1,051,474
Ares Acquisition Corp. II (a)	185,677	2,038,733
Bayview Acquisition Corp.—Class A (a)	18,044	192,710
Cantor Equity Partners, Inc. (a)	50,000	517,500
Cayson Acquisition Corp. (a)	150,000	1,507,500
Centurion Acquisition Corp. (a)	156,250	1,578,125
Churchill Capital Corp. IX (a)	4,032	41,530
Cohen Circle Acquisition Corp. I (a)	12,500	124,875
DT Cloud Star Acquisition Corp. (a)	50,000	503,500
Dynamix Corp. (a)	105,820	1,049,734
EQV Ventures Acquisition Corp.—Class A (a)	152,200	1,518,956
Eureka Acquisition Corp. (a)	51,000	518,160
Fact II Acquisition Corp. (a)	194,000	1,936,120
GigCapital7 Corp.—Class A (a)	192,000	1,920,000
Graf Global Corp.—Class A (a)	184,789	1,864,521
Haymaker Acquisition Corp. 4 (a)	246,028	2,649,722
Jackson Acquisition Co. II (a)	129,800	1,305,788
Launch One Acquisition Corp. (a)	281,100	2,824,943
Launch Two Acquisition Corp.—Class A (a)	128,159	1,273,900
Lionheart Holdings—Class A (a)	323,525	3,267,603
M3-Brigade Acquisition V Corp.—Class A (a)	202,509	2,037,241
Melar Acquisition Corp. I—Class A (a)	75,000	756,000
Nabors Energy Transition Corp. II (a)	31,658	341,906
Oaktree Acquisition Corp. III Life Sciences (a)	12,500	126,375
Quetta Acquisition Corp. (a)	167,742	1,769,678
Range Capital Acquisition Corp. (a)	175,000	1,753,500
Roman DBDR Acquisition Corp. II (a)	370,000	3,688,900
Silverbox Corp. IV—Class A (a)	55,093	555,888
SIM Acquisition Corp. I—Class A (a)	250,000	2,510,000
Spark I Acquisition Corp. (a)	35,889	381,859
Tavia Acquisition Corp. (a)	200,000	2,008,000
Voyager Acquisition Corp. (a)	100,000	1,003,000
TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES (SPACS) (Cost $47,924,922)		48,542,615

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2024

	Shares	Value
COMMON STOCKS—13.9%

Broadline Retail—0.5%
Macy’s, Inc.	50,000	$846,500

Capital Markets—0.3%
OFS Capital Corp.	58,641	473,233

Financial Services—3.0%
Cannae Holdings, Inc.	269,631	5,354,872

Food Products—0.3%
Limoneira Co.	20,000	489,200

Oil, Gas & Consumable Fuels—5.0%
Texas Pacific Land Corp.	8,000	8,847,680

Real Estate Management & Development—4.8%
Howard Hughes Holdings, Inc. (a)	12,000	923,040
Seaport Entertainment Group, Inc. (a)	38,155	1,066,432
Tejon Ranch Co. (a)	400,000	6,360,000
		8,349,472
TOTAL COMMON STOCKS (Cost $15,742,998)		24,360,957

BUSINESS DEVELOPMENT COMPANIES—10.8%
CION Investment Corp.	909,621	10,369,679
Logan Ridge Finance Corp.	81,161	2,028,213
Portman Ridge Finance Corp.	82,217	1,343,426
Runway Growth Finance Corp.	397,932	4,361,335
SuRo Capital Corp. (a)	134,851	792,924
TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $18,668,693)		18,895,577

	Certificates
TRUSTS—1.3%
Copper Property CTL Pass Through Trust	187,427	2,294,107
TOTAL TRUSTS (Cost $2,007,851)		2,294,107

	Shares
REAL ESTATE INVESTMENT TRUSTS—0.6%

Diversified REITs—0.4%
NexPoint Diversified Real Estate Trust	108,871	664,115

Office REITs—0.2%
Equity Commonwealth	176,846	313,017
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,737,145)		977,132

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2024

	Shares	Value
PREFERRED STOCKS—0.2%

Diversified REITs—0.2%
NexPoint Diversified Real Estate Trust Series A, 5.50%, Perpetual	22,324	$365,890

Office REITs—0.0%(b)
Brookfield DTLA Fund Office Trust Investor, Inc. Series A, 7.63%, Perpetual	100,000	5,000
TOTAL PREFERRED STOCKS (Cost $3,128,909)		370,890

	Contracts
WARRANTS—0.1%
AA Mission Acquisition Corp.,
Expires 08/01/2030, Exercise Price $11.50 (a)	150,000	10,500
Andretti Acquisition Corp. II,
Expires 10/24/2029, Exercise Price $11.50 (a)	52,600	7,574
Centurion Acquisition Corp.,
Expires 08/01/2029, Exercise Price $11.50 (a)	78,125	10,937
Churchill Capital Corp. IX,
Expires 06/11/2029, Exercise Price $11.50 (a)	1,008	373
Corner Growth Acquisition Corp.,
Expires 12/31/2027, Exercise Price $11.50 (a)(c)	33,333	0
Corner Growth Acquisition Corp. 2,
Expires 06/17/2026, Exercise Price $11.50 (a)(c)	14,366	0
EQV Ventures Acquisition Corp.,
Expires 07/01/2031, Exercise Price $11.50 (a)	50,733	18,264
GigCapital7 Corp.,
Expires 09/11/2029, Exercise Price $11.50 (a)	192,000	12,480
Graf Global Corp.,
Expires 08/07/2029, Exercise Price $11.50 (a)	92,394	12,011
HWH INTL INC WT EXP,
Expires 01/31/2027, Exercise Price $1.00 (a)(c)	23,750	0
iCoreConnect, Inc.,
Expires 05/15/2028, Exercise Price $230.00 (a)	150,000	225
Lamington Road,
Expires 07/28/2025, Exercise Price $0.20 (a)(c)	640,000	0
Launch One Acquisition Corp.,
Expires 08/29/2029, Exercise Price $11.50 (a)	140,550	18,974
Launch Two Acquisition Corp.,
Expires 11/26/2029, Exercise Price $11.50 (a)	41,538	7,477
Lionheart Holdings,
Expires 08/09/2029, Exercise Price $11.50 (a)	161,762	17,794

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2024

	Contracts	Value
WARRANTS—(continued)
M3-Brigade Acquisition V Corp.,
Expires 09/23/2030, Exercise Price $11.50 (a)	50,000	$9,000
Melar Acquisition Corp. I,
Expires 06/01/2031, Exercise Price $11.50 (a)	37,500	4,313
Silverbox Corp. IV,
Expires 09/24/2029, Exercise Price $11.50 (a)	8,322	1,751
SIM Acquisition Corp. I,
Expires 08/28/2029, Exercise Price $11.50 (a)	125,000	12,500
Voyager Acquisition Corp.,
Expires 05/16/2031, Exercise Price $11.50 (a)	50,000	6,000
ZyVersa Therapeutics, Inc.,
Expires 12/12/2027, Exercise Price $4,025.00 (a)(c)	65,250	0
TOTAL WARRANTS (Cost $166,189)		150,173

	Shares
RIGHTS—0.0% (b)
Cayson Acquisition Corp., Expires 06/24/2026, Exercise Price $10.00 (a)	150,000	18,000
DT Cloud Star Acquisition Corp., Expires 07/09/2029, Exercise Price $10.00 (a)	100,000	13,500
Eureka Acquisition Corp., Expires 01/03/2026, Exercise Price $10.00 (a)	1,000	150
Flag Ship Acquisition Corp., Expires 03/31/2026, Exercise Price $0.11 (a)	137,500	13,764
IB Acquisition Corp., Expires 09/28/2025, Exercise Price $10.00 (a)	214,860	14,890
TOTAL RIGHTS (Cost $62,315)		60,304

	Par
OTHER NOTES—0.0% (b)

Broadline Retail—0.0% (b)
Legacy IMBDS, Inc., 8.50%, 09/30/2026 (c)(d)	23,458	0
TOTAL OTHER NOTES (Cost $586,450)		0

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—December 31, 2024

	Shares	Value
SHORT-TERM INVESTMENTS—12.5%

Money Market Funds—12.5%
Fidelity Institutional Government Portfolio—Class Institutional, 4.38% (e)	10,981,948	$10,981,948
Invesco Treasury Portfolio—Class Institutional, 4.38% (e)	10,965,311	10,965,311
TOTAL SHORT-TERM INVESTMENTS (Cost $21,947,259)		21,947,259
TOTAL INVESTMENTS—132.7% (Cost $209,193,966)		232,242,548
Liabilities in Excess of Other Assets—(32.7)%		(57,236,144)
TOTAL NET ASSETS—100.0%		$175,006,404

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

REIT—Real Estate Investment Trust

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of December 31, 2024.

(d)	Issuer is currently in default.
(e)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of assets and liabilities—December 31, 2024

Assets:
Investments, at value (Cost $209,193,966)	$232,242,548
Receivables:
Investments sold	294,360
Dividends and interest	869,090
Other assets	30,780
Total assets	233,436,778

Liabilities:
Payables:
Investments purchased	2,171,702
Advisory	199,027
Director	64,309
Audit	44,390
Administration	21,924
Transfer Agent	9,081
Custody	3,156
Chief Compliance Officer	2,741
Fund accounting	378
Accrued expenses and other liabilities	19,291
Total liabilities	2,535,999

Preferred Stock:
2.75% Convertible Preferred Stock—$0.001 par value, $25 liquidation value per share
2,235,775 shares outstanding
Total preferred stock	55,894,375

Net assets applicable to common shareholders	$175,006,404

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,995,800 shares authorized;
10,628,154 shares issued and outstanding, 15,178,673 shares held in treasury	$397,810,024
Cost of shares held in treasury	(250,097,948)
Total distributable earnings (deficit)	27,294,328
Net assets applicable to common shareholders	$175,006,404
Net asset value per common share ($175,006,404 applicable to
10,628,154 common shares outstanding)	$16.47

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations

For the year ended
December 31, 2024
Investment income:
Dividends	$9,715,318
Interest	638,441
Total investment income	10,353,759

Expenses:
Investment advisory	2,235,838
Directors'	257,287
Administration	219,804
Compliance	69,394
Legal	56,333
Transfer agency	47,334
Reports and notices to shareholders	40,289
Audit	44,390
Other	39,492
Custody	32,463
Insurance	33,165
Stock exchange listing	31,651
Accounting	3,361
Net expenses	3,110,801
Net investment income	7,242,958

Net realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments	9,857,029
Foreign currency translations	(4,499)
Distributions received from investment companies	2,270,220
Net realized gain	12,122,750
Change in net unrealized appreciation (depreciation) on:
Investments	16,882,557
Foreign currency translations	(8,730)
Net realized and unrealized gains from investment activities	28,996,577
Discount on redemption and repurchase of preferred shares	34,487
Increase in net assets resulting from operations	36,274,022
Dividends to preferred stockholders	(1,548,129)
Net increase in net assets applicable to common shareholders resulting from operations	$34,725,893

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of cash flows

For the year ended
December 31, 2024
Cash flows from operating activities:
Net increase in net assets	$36,274,022
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of investments	(140,274,119)
Proceeds from sales of investments	155,723,735
Net purchases and sales of short-term investments	(11,692,178)
Return of capital distributions received from underlying investments	3,714,246
Accretion of discount	(2,352)
Decrease in dividends and interest receivable	718,816
Decrease in receivable for investments sold	443,687
Increase in other assets	(4,928)
Increase in payable for investments purchased	682,892
Increase in payable to Adviser	18,770
Increase in accrued expenses and other liabilities	36,571
Net distributions received from investment companies	2,270,220
Net realized gain from investments	(12,127,249)
Litigation and other proceeds	329,867
Discount on redemption and repurchase of preferred shares	(34,487)
Net change in unrealized appreciation of investments	(16,882,557)
Net cash provided by operating activities	19,194,956

Cash flows from financing activities:
Distributions paid to common shareholders	(12,330,126)
Dividends paid to preferred shareholders	(1,548,129)
Repurchase of common stock	(4,889,732)
Repurchase of preferred stock	(435,063)
Net cash used in financing activities	(19,203,050)
Net change in cash	$(8,094)

Cash:
Beginning of period	8,094
End of period	$—

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders

	For the	For the
	year ended	year ended
	December 31, 2024	December 31, 2023
From operations:
Net investment income	$7,242,958	$6,679,706
Net realized gain (loss) from:
Investments	9,857,029	1,077,661
Foreign currency translations	(4,499)	5,001
Distributions received from investment companies	2,270,220	1,144,856
Net realized gain on investments, foreign currency, and
distributions received from investment companies
Net change in unrealized appreciation (depreciation) on:
Investments	16,882,557	17,743,241
Foreign currency translations	(8,730)	8,730
Discount on redemption and repurchases of preferred shares	34,487	179,207
Net increase (decrease) in net assets resulting from operations	36,274,022	26,838,402

Dividends paid to preferred shareholders:
Net distributions	(1,548,129)	(1,587,197)
Total distributions paid to preferred shareholders	(1,548,129)	(1,587,197)
Net increase (decrease) in net assets applicable to common
shareholders resulting from operations	34,725,893	25,251,205

Dividends paid to common shareholders:
Net distributions	(12,330,126)	(6,271,117)
Return of capital	—	(5,512,039)
Total distributions paid to common shareholders	(12,330,126)	(11,783,156)

Capital Stock Transactions (Note 4)
Repurchase of common stock through tender offer	—	—
Repurchase of common stock	(4,889,732)	(5,077,215)
Total capital stock transactions	(4,889,732)	(5,077,215)
Net increase (decrease) in net assets
applicable to common shareholders	17,506,035	8,390,834

Net assets applicable to common shareholders:
Beginning of year	157,500,369	149,109,535
End of year	$175,006,404	$157,500,369

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

Net asset value, beginning of year
Net investment income (loss)(1)
Net realized and unrealized gains (losses) from investment activities
Total from investment operations
Common share equivalent of dividends paid to preferred shareholders from:
Net investment income
Net realized gains from investment activities
Net increase (decrease) in net assets attributable to common stockholders resulting form operations
Dividends paid to common shareholders from:
Net investment income
Net realized gains from investment activities
Return of capital
    Total dividends and distributions paid to common shareholders
Anti-Dilutive effect of Common Share Repurchase
Dilutive effect of conversions of preferred shares to common shares
Anti-Dilutive effect of tender offer
Net asset value, end of year
Market value, end of year
Total net asset value return(2)
Total market price return(3)
Ratio to average net assets attributable to common shares:
Ratio of expenses to average assets(4)
Ratio of net investment income to average net assets(1)
Supplemental data:
Net assets applicable to common shareholders, end of year/period (000's)
Liquidation value of preferred stock (000's)
Portfolio turnover
Preferred Stock:
Total Shares Outstanding
Asset coverage per share of preferred shares, end of year

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights (continued)

For the year ended December 31,
2024	2023	2022	2021	2020
$14.30	$13.01	$16.55	$16.13	$16.06
0.66	0.58	0.28	0.18	0.59
2.75	1.80	(2.43)	4.06	0.84
3.41	2.38	(2.15)	4.24	1.43

(0.14)	(0.14)	(0.03)	(0.05)	(0.21)
—	—	(0.09)	(0.03)	(0.02)
3.27	2.24	(2.27)	4.16	1.20

(0.69)	(0.55)	(0.34)	(0.23)	(0.65)
(0.46)	—	(0.96)	(1.57)	(0.48)
—	(0.49)	(0.02)	—	—
(1.15)	(1.04)	(1.32)	(1.80)	(1.13)
0.05	0.05	—	—	—
—	—	—	(1.94)	—
—	—	0.05	—	—
$16.47	$14.30	$13.01	$16.55	$16.13
$14.63	$11.86	$11.40	$15.45	$14.08
23.90%	18.74%	-13.81%	14.09%	9.24%
34.45%	14.13%	-18.33%	23.62%	5.00%

1.86%	1.95%	1.89%	1.57%	2.13%
4.33%	4.40%	2.03%	0.72%	1.96%

$175,006	$157,500	$149,110	$210,394	$137,129
$55,894	$56,364	$58,374	$—	$55,599
66%	64%	54%	80%	85%

2,235,775	2,254,557	2,334,954	—	2,223,976
$103	$95	$89	$—	$87

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights (continued)

(1)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the ex-dividend date. Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(3)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at the lower of the NAV or the closing market price on the ex-dividend date. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements

Note 1
Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Principles Generally Accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities.  The Fund obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities.  A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities.  If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).  Various factors may be

Special Opportunities Fund, Inc.

Notes to financial statements

reviewed in order to make a good faith determination of a security’s fair value.  The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market.  Current transactions in similar securities in the marketplace are evaluated.  Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.  If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued.  U.S. and foreign debt securities including short-term debt instruments having a maturity of 60 days or less shall be valued in accordance with the price supplied by a Pricing Service using the evaluated bid price.  Money market mutual funds, demand notes and repurchase agreements are valued at cost.  If cost does not represent current market value the securities will be priced at fair value as determined in good faith by or under the direction of the Fund’s Board.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various input and valuation techniques used in measuring fair value.  Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the

Special Opportunities Fund, Inc.

Notes to financial statements

extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The significant unobservable inputs used in the fair value measurement of the Fund’s Level 3 investments are listed in the table on page 26.  Significant changes in any of these inputs in isolation may result in a change in fair value measurement.

In accordance with procedures established by the Fund’s Board of Directors, the Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Adviser determines that such value does not represent fair value.

The Adviser sends a memorandum to the Chairman of the Valuation Committee with respect to any non-publicly-traded positions that are valued using a method other than acquisition cost detailing the reason, factors considered, and impact on the Fund’s NAV.  If the Chairman determines that such fair valuation(s) require the involvement of the Valuation Committee, a special meeting of the Valuation Committee is called as soon as practicable to discuss such fair valuation(s).  The Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the 1940 Act.

In addition to special meetings, the Valuation Committee meets prior to each regular quarterly Board meeting.  At each quarterly meeting, the Adviser delivers a written report (the “Quarterly Report”) regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed.  The Valuation Committee reviews the Quarterly Report, discusses the valuation of the fair valued securities with appropriate levels of representatives from the Adviser’s management, and, unless more information is required, approves the valuation of fair valued securities.

The Valuation Committee also reviews other interim reports as necessary and, pursuant to Rule 2a-5 under the 1940 Act, periodically assesses any material risks associated with the determination of fair value of Fund investments.

Special Opportunities Fund, Inc.

Notes to financial statements

The following is a summary of the fair valuations according to the inputs used as of December 31, 2024 in valuing the Fund’s investments:

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)		Total
Investments:
Closed End Funds	$114,643,534	$—	$—		$114,643,534
Special Purpose Acquisition
Companies (SPACs)	38,453,104	10,089,511	—		48,542,615
Common Stocks	24,360,957	—	—		24,360,957
Business Development
Companies	18,895,577	—	—		18,895,577
Trusts	2,294,107	—	—		2,294,107
Real Estate Investment Trusts	977,132	—	—		977,132
Preferred Stocks	370,890	—	—		370,890
Warrants	115,836	34,337	—	(a)	150,173
Rights	14,890	45,414	—		60,304
Other Notes	—	—	—	(a)	—	(a)
Money Market Funds	21,947,259	—	—		21,947,259
Total Investments	$222,073,286	$10,169,262	$—	(a)	$232,242,548

(a)	Amount is less than $0.50.

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were transfers into or out of Level 3 during the reporting year as compared to the security classifications from the prior year’s annual report.

The fair value of derivative instruments as reported within the Schedule of Investments as of December 31, 2024:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts – Warrants	Investments, at value	$150,173

Special Opportunities Fund, Inc.

Notes to financial statements

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2024:

	Amount of Realized Loss on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts – Warrants	Net Realized Loss	$(260,845)
	on Investments

	Change in Unrealized Appreciation on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts – Warrants	Net change in unrealized	$283,890
	appreciation of investments

The average monthly share amount of warrants during the period was 1,666,313. The average monthly market value of warrants during the period was $81,005.

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

		Corporate	Unsecured
Category	Trusts	Obligations	Notes	Warrants
Balance as of 12/31/2023	$—	$1,598,381	$—	$—
Acquisitions	—	758,558	—	—
Dispositions	(32)	(247,274)	—	—
Transfers into (out of) Level 3	—	—	—	—
Accretion/Amortization	—	2,352	—	—
Corporate Actions	—	—	—	—
Realized Gain (Loss)	(92,838)	(6,769,874)	—	—
Change in unrealized
appreciation (depreciation)	92,870	4,657,857	—	—
Balance as of 12/31/2024	$—	$—	$—	$—
Change in unrealized
appreciation (depreciation) during the
period for Level 3 investments held
at December 31, 2024	$—	$—	$—	$(3,443)

Special Opportunities Fund, Inc.

Notes to financial statements

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2024:

	Fair Value	Valuation	Unobservable		Impact to valuation
Category	12/31/2024	Methodologies	Inputs	Range	from an increase to input
Unsecured Notes	$—	Last Traded Price,	Terms of the Note/	$0.00	Significant changes in
		Company-Specific	Company’s		company’s financials,
		Information	Financial		changes to the terms of the
			Assessments/		notes or changes to the
			Company		general business conditions
			Announcements		impacting the company’s
business may result in
changes to the fair value of
the securities
Warrants	—	Last Traded Price	Market	0.00-	Significant changes in
			Assessments	2.82	market conditions could
result in direct and
proportional changes in the
fair value of the security

Note 2
Related party transactions
Bulldog Investors, LLP serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement effective October 10, 2009.  Effective May 7, 2013 Brooklyn Capital Management, LLC changed its name to Bulldog Investors, LLP.  In accordance with the investment advisory agreement, the Fund is obligated to pay the Investment Adviser a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly total assets.

Effective January 1, 2023, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $55,000, quarterly plus $5,000 for each special in-person meeting (or $500 if attended by telephone) of the board of directors and $500 for special committee meetings held in between regularly scheduled Board meetings.  As additional annual compensation, the Audit Committee Chairman, Corporate Governance Committee Chairman and Valuation Committee Chairman receive $5,000. Effective January 1, 2024, the Fund’s Chief Compliance Officer (“CCO”) receives annual compensation in the amount of $65,000.  In addition, the Fund reimburses the directors and CCO for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

Special Opportunities Fund, Inc.

Notes to financial statements

Effective January 1, 2025, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $60,000, quarterly plus $5,000 for each special in-person meeting (or $500 if attended by telephone) of the board of directors and $500 for special committee meetings held in between regularly scheduled Board meetings. As additional annual compensation, the Audit Committee Chairman, Corporate Governance Committee Chairman and Valuation Committee Chairman receive $5,000. Effective January 1, 2025, the Fund’s Chief Compliance Officer (“CCO”) receives annual compensation in the amount of $69,000. In addition, the Fund reimburses the directors and CCO for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative services for the Fund.  Fund Services also serves as the Fund’s Fund Accountant (the “Fund Accountant”).  U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”).  The Custodian is an affiliate of the Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors, monitors the activities of the Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Equiniti Trust Company, LLC serves as the Fund’s Transfer Agent.

Note 3
Convertible Preferred Stock
During the year ended December 31, 2021 the Fund converted 2,163,053 shares or $54,076,325 of the Fund’s Convertible Preferred Stock, Series B into 4,211,996 shares of the Fund’s common stock.  The remaining 60,923 of Convertible Preferred Shares were redeemed at $25 per share for a total of $1,523,075.

On January 21, 2022 the Fund completed its Convertible Preferred Rights offering at $25 per share. As a result of this offering the Fund raised $58,373,850 and issued 2,334,954 shares of 2.75% Convertible Preferred Stock, Series C. The holders of Convertible Preferred Stock, Series C may convert their shares to common stock on a quarterly basis at a conversion rate equivalent to the current conversion price of $17.105 per share of common stock (which is a current ratio of 1.4616 shares of common stock for each share of Convertible Preferred Stock, Series C held). The conversion price (and resulting conversion ratio) will be adjusted for any distributions made to or on behalf of common stockholders. Following any such conversion, shares of common stock shall be issued as soon as reasonably practicable following the next quarterly dividend payment date. Until

Special Opportunities Fund, Inc.

Notes to financial statements

the mandatory redemption date of the Convertible Preferred Stock, Series C, January 21, 2027, at any time following the second anniversary of the expiration date of the Convertible Preferred Stock, Series C rights offering, the Board may, in its sole discretion, redeem all or any part of the then outstanding shares of Convertible Preferred Stock, Series C at $25.00 per share. Under such circumstances, the Fund shall provide no less than 30 days’ notice to the holders of Convertible Preferred Stock, Series C that, unless such shares have been converted by a certain date, the shares will be redeemed. If, at any time from and after the date of issuance of the Convertible Preferred Stock, Series C, the market price of the common stock is equal to or greater than $20.35 per share (as adjusted for dividends or other distributions made to or on behalf of holders of the common stock), the Board may, in its sole discretion, require the holders of the Convertible Preferred Stock, Series C to convert all or any part of their shares into shares of common stock at a conversion rate equivalent to the current conversion price of $17.105 per share of common stock (which is a current ratio of 1.4616 shares of common stock for each share of Convertible Preferred Stock, Series C held), subject to adjustment upon the occurrence of certain events.

During the year ended December 31, 2023, the Fund purchased 80,397 shares of preferred stock in the open market at a cost of $1,830,718. The weighted average discount of these purchases comparing the average purchase price to liquidation value at the close of the New York Stock Exchange was 8.95%.

During the year ended December 31, 2024, the Fund purchased 18,782 shares of preferred stock in the open market at a cost of $435,063. The weighted average discount of these purchases comparing the average purchase price to liquidation value at the close of the New York Stock Exchange was 7.53%.

The conversion price (and resulting conversion ratio) will be adjusted for any dividends or other distributions made to or on behalf of common stockholders. Notice of such mandatory conversion shall be provided by the Fund in accordance with its Articles of Incorporation. In connection with all conversions shareholders of Convertible Preferred Stock would receive payment for all declared and unpaid dividends on the shares of Convertible Preferred Stock held to the date of conversion, but after conversion would no longer be entitled to the dividends, liquidation preference or other rights attributable to holders of the Convertible Preferred Stock. The Convertible Preferred Stock is classified outside of the permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, which requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon occurrence of an event that is not solely within the control of the issuer.

Special Opportunities Fund, Inc.

Notes to financial statements

The Fund is required to meet certain asset coverage tests with respect to the Convertible Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Convertible Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Convertible Preferred Stock.

Note 4
Purchases and sales of securities
For the year ended December 31, 2024, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $140,274,119 and $154,090,962, respectively.  The Fund did not purchase or sell U.S. government securities during the year ended December 31, 2024.

Note 5
Capital share transactions
During the year ended December 31, 2024, the Fund purchased 382,023 shares of common stock in the open market at a cost of $4,889,732. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 15.43%.

During the year ended December 31, 2023, the Fund purchased 452,787 shares of common stock in the open market at a cost of $5,077,215. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 17.02%.

During the years ended December 31, 2022, 2021 and 2020, there were no shares of common stock repurchased by the Fund.

The Fund completed an offering to purchase up to 1,250,000 of the Fund’s shares outstanding at 97% of the net asset value (“NAV”) per common share on April 1, 2022. At the expiration of the offer on April 1, 2022, a total of 7,549,920 shares or approximately 59.39% of the Fund’s outstanding common shares were validly tendered. As the total number of common shares tendered exceeded 1,250,000 common shares, approximately 16.56% of the shares tendered by each tendering shareholder were accepted for payment at a price of $15.69 per share (97% of the NAV per common share of $16.18).

Special Opportunities Fund, Inc.

Notes to financial statements

During the year ended December 31, 2021, 2,163,053 shares of 3.50% Convertible Preferred Stock were converted into 4,211,996 shares of Common Stock.

Note 6
Federal tax status
The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2024 and December 31, 2023 were as follows:

	For the	For the
	year ended	year ended
Distributions paid to common shareholders from:	December 31, 2024	December 31, 2023
Ordinary income	$12,330,126	$6,271,117
Long-term capital gains	—	—
Return of capital	—	5,512,039
Total distributions paid	$12,330,126	$11,783,156

	For the	For the
	year ended	year ended
Distributions paid to preferred shareholders from:	December 31, 2024	December 31, 2023
Ordinary income	$1,548,129	$1,587,197
Long-term capital gains	—	—
Total distributions paid	$1,548,129	$1,587,197

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2024.

Special Opportunities Fund, Inc.

Notes to financial statements

The following information is presented on an income tax basis as of December 31, 2024:

Tax cost of investments	$210,314,505
Unrealized appreciation	33,911,421
Unrealized depreciation	(11,983,378)
Net unrealized depreciation	21,928,043
Undistributed ordinary income	2,560,307
Undistributed long-term gains	2,805,978
Total distributable earnings	5,366,285
Other accumulated/gains losses and other temporary differences	—
Total accumulated losses	$27,294,328

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended December 31, 2024, there were no reclassifications made between total distributable earnings and paid-in capital.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At December 31, 2024, the Fund did not defer any post-October losses.

At December 31, 2024, the Fund had no long-term capital loss carryovers which have an unlimited carryover period.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2021-2023), or expected to be taken in the Fund’s 2024 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Maryland; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 7
Recent Market Events
U.S. and international markets have experienced and may continue to experience significant periods of volatility due to a number of economic, political, social and global macro factors including rising inflation, uncertainty regarding central banks’ interest rates, the possibility of a national or global recession, political events, geopolitical developments (including trade tensions, trading and tariff arrangements, sanctions and cybersecurity attacks), war and conflict (including

Special Opportunities Fund, Inc.

Notes to financial statements

Russia’s military invasion of Ukraine and the conflict in Israel, the Middle East and surrounding areas), terrorism, and public health epidemics (including the global outbreak of COVID-19) and similar public health threats.  The extent and duration of such factors and events and resulting market disruptions cannot be predicted. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. In addition, some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s performance or the value of its portfolio holdings.

Note 8
Additional information
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock and its convertible preferred stock in the open market.

Fund directors and officers and advisory persons to the Fund, including insiders and employees of the Fund and of the Fund’s investment adviser, may purchase or sell Fund securities from time to time, subject to the restrictions set forth in the Fund’s Code of Ethics, as amended, a copy of which is available on the Fund’s website. Please see the corporate governance section of the Fund’s website at www.specialopportunitiesfundinc.com.

The Fund may seek proxy voting instructions from shareholders regarding certain underlying closed-end funds held by the Fund.  Please see the proxy voting instructions section on the Fund’s website at www.specialopportunitiesfundinc.com for further information.

Note 9
New Accounting Pronouncement
In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 is intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole. The amendments expand a public entity’s segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker, clarifying when an entity may

Special Opportunities Fund, Inc.

Notes to financial statements

report one or more additional measures to assess segment performance, requiring enhanced interim disclosures and providing new disclosure requirements for entities with a single reportable segment, among other new disclosure requirements.

Management has evaluated the impact of adopting ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures with respect to the financial statements and disclosures and determined there is no material impact for the Fund(s).  The Fund operates as a single segment entity. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed by the Adviser, who serves as the chief operating decision maker, using the information presented in the financial statements and financial highlights.

Note 10
Subsequent events
In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued. Management has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

Special Opportunities Fund, Inc.

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Special Opportunities Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Special Opportunities Fund, Inc., including the portfolio of investments, as of December 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of Special Opportunities Fund, Inc. as of December 31, 2024, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 2009.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 28, 2025

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Fund Investment Objective and Policies

The Fund investment objective is total return.  The investment objective is not fundamental and may be changed by the Board with 60 days’ notice to stockholders.  To achieve the objective, the Fund invests primarily in securities the Adviser believes have opportunities for appreciation.  The Fund may employ strategies designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy, liquidations and tender offers.  In addition, the Fund may employ strategies designed to invest in the debt, equity, or trade claims of companies in financial distress when the Advisor perceives a mispricing.  Furthermore, the Fund may invest both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities, including long and short positions in securities involved in an announced merger or acquisition.  Securities which the Adviser identifies include closed-end investment companies with opportunities for appreciation, including funds that trade at a market price discount from their NAV.  In addition to the foregoing, the Adviser seeks out other opportunities in the market that have attractive risk reward characteristics for the Fund.

The Fund intends its investment portfolio, under normal market conditions, to consist principally of investments in other closed-end investment companies and the securities of large, mid and small-capitalization companies, including potentially direct and indirect investments in the securities of foreign companies.  Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, warrants and other securities having the characteristics of common stocks, such as ADRs and IDRs, other closed-end investment companies and exchange-traded funds. The Fund may, however, invest a portion of its assets in debt securities or other investment opportunities when the Adviser believes that it is appropriate to do so to earn current income.  For example, when interest rates are high in comparison to anticipated returns on equity investments, the Fund’s investment adviser may determine to invest in debt or preferred securities including bank, corporate or government bonds, notes, and debentures that the Adviser determines are suitable investments for the Fund.  Such determination may be made regardless of the maturity, duration or rating of any such debt security.

The Fund may, from time to time, engage in short sales of securities for investment or for hedging purposes.  Short sales are transactions in which the Fund sells a security it does not own.  To complete the transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The Fund may sell short individual stocks, baskets of

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

individual stocks and ETFs that the Fund expects to underperform other stocks which the Fund holds.  For hedging purposes, the Fund may purchase or sell short future contracts on global equity indexes.

The Fund may invest, without limitation, in the securities of closed-end funds, provided that, in accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will limit any such investment to no more than 3% of the voting stock of such fund and will vote such shares as provided in such Section as set forth below.

To comply with provisions of the 1940 Act, on any matter upon which stockholders of a closed-end investment company in which the Fund has invested may vote, the Adviser will direct  such shares to be voted in the same proportion as shares held by all other stockholders of such closed-end investment company (i.e., “mirror vote”) or seek instructions from the Fund’s stockholders with regard to the voting on such matter.  If the Adviser deems it appropriate to seek instructions from Fund stockholders, the Adviser will vote such proxies proportionally based upon the total number of shares owned by those shareholders that provide instructions. Fund stockholders are informed of such proxy votes on the Fund’s website and by email, if so requested, and they may provide proxy voting instructions by email.  In a letter dated August 11, 2020 discussing the results of its 2018 compliance examination, the staff of the New York regional office of the SEC’s Office of Compliance Inspections and Examinations opined that, in connection with its prior proxy voting policy, pursuant to which the Fund voted its shares of closed-end funds as determined by a majority of proxy voting instructions received, the Fund “does not in certain cases meet the requirements of the exception set forth in Section 12(d)(1)(E)(iii) of the 1940 Act because in connection with seeking instructions from Fund shareholders with regard to voting certain proxies on behalf of the Fund, the Fund votes such proxies as determined by a majority of the shares owned by those Fund shareholders who provide proxy voting instructions.”  In response thereto, the Fund has amended its proxy voting policy to provide that the Fund will vote such proxies proportionally based upon the total number of shares owned by those shareholders that provide instructions.

The ETFs and other closed-end investment companies in which the Fund invests may invest in common stocks and may invest in fixed income securities.  As a stockholder in any investment company, the Fund will bear its ratable share of the investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to the assets so invested.

The Fund’s management utilizes a balanced approach, including “value” and “growth” investing by seeking out companies at reasonable prices, without regard to sector or industry, which demonstrate favorable long-term growth characteristics.  Valuation and growth characteristics may be considered for purposes of selecting potential investment securities.  In general, valuation analysis is used to determine the inherent value of the company by analyzing

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

financial information such as a company’s price to book, price to sales, return on equity, and return on assets ratios; and growth analysis is used to determine a company’s potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand.  Fluctuations in these characteristics may trigger trading decisions to be made by the Fund’s investment adviser with respect to the Fund’s portfolio.

Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market.  From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities.  In these and in other cases, the Fund may not achieve its investment objective.

The Fund’s investment adviser may invest the Fund’s cash balances in any investments it deems appropriate, subject to the restrictions set forth in below under “Fundamental Investment Restrictions” and as permitted under the 1940 Act, including investments in repurchase agreements, money market funds, additional repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts.  Any income earned from such investments will ordinarily be reinvested by the Fund in accordance with its investment program.  Many of the considerations entering into the Fund’s investment adviser’s recommendations and the portfolio manager’s decisions are subjective.

Fundamental Investment Restrictions

The following fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of such shares present at a stockholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.  If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations or of any of the Fund’s investment policies.  The Fund may not:

(1)  issue senior securities (including borrowing money from banks and other entities and thorough reverse repurchase agreements), except (a) the Fund may

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

borrow in an amount not in excess of 33 1/3% of total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), (b) the Fund may issue preferred stock having a liquidation preference in an amount which, combined with the amount of any liabilities or indebtedness constituting senior securities, is not in excess of 50% of its total assets (computed as provided in clause (a) above) and (c) the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

The following interpretation applies to, but is not a part of, fundamental limitation:

(1)  each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate “issuer.”  When the assets and revenues of an agency authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer.  Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer.  However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the Fund exceeds 10% of the Fund’s total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.  This restriction does not limit the percentage of the Fund’s assets that may be invested in Municipal Obligations insured by any given insurer.

(2)  purchase any security if, as a result of that purchase, 25% or more of the Fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

(3)  make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investment in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(4)  engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

(5)  purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(6)  purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

The Fund has no intention to file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

Principal Risks Factors Related to The Fund’s Investments

Other Closed-End Investment Company Securities:  The Fund invests in the securities of other closed-end investment companies.  Investing in other closed-end investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other closed-end investment companies, including advisory fees.  There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved.  Closed-end investment companies are subject to the risks of investing in the underlying securities.  The Fund, as a holder of the securities of another closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees.  These expenses are in addition to the direct expenses of the Fund’s own operations.  To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a stockholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the purchased investment company.  The market price of a closed-end investment company fluctuates and may be either higher or lower than the NAV of such closed-end investment company.

In accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will be limited by provisions of the 1940 Act that limit the amount the Fund, together with its affiliated persons, can invest in other investment companies to 3% of any other investment company’s total outstanding stock.  As a result, the Fund may hold a smaller position in a closed-end investment company than if it were not subject to this restriction.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Special Purpose Acquisition Companies.  The Fund may invest in units, stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”). Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally deposits substantially all of the cash raised in its IPO (less a specified amount  to cover operating expenses) in a bank trust account which is generally invested in U.S. Government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. In addition, just prior to completion of an acquisition, shareholders of the SPAC can redeem their shares for a pro rata share of the value of the trust account.  Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of their securities can vary on the perceived likelihood of management to identify and complete a profitable acquisition. In addition, such securities are subject to secondary market risk and may decline in value if sold prior to deal completion or trust liquidation. However, until a SPAC is liquidated or completes an acquisition, its common stock is unlikely to fall substantially below the per share value of the trust account.  If an acquisition is completed, the former SPAC’s shares and other securities will take on the same risks as an equivalent investment in the acquired company.  Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.

Short sales.  The Fund is authorized to make short sales. The Fund effects a short sale by borrowing and selling a security it does not own in anticipation of a decline in the value of the security or to hedge against the decline of a security the Fund owns. Short sales carry risks of loss if the price of the security sold short increases after the short sale. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. The amount of segregated assets is required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short.

Common Stocks.  The Fund invests in common stocks.  Common stocks represent an ownership interest in a company.  The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock).  Common stocks and similar equity securities are more volatile and riskier than some other forms of investment.  Therefore, the value of your investment in the Fund may sometimes decrease instead of increase.  Common stock prices fluctuate for many reasons, including adverse events such as unfavorable earnings reports, changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur.  In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase for issuers.  Because convertible securities can be

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease.  The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Exchange Traded Funds.  The Fund may invest in exchange-traded funds, which are investment companies that, in general, aim to track or replicate a desired index, such as a sector, market or global segment.  ETFs are passively or, to a lesser extent, actively managed and their shares are traded on a national exchange.  ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.”  The investor purchasing a creation unit may sell the individual shares on a secondary market.  Therefore, the liquidity of ETFs depends on the adequacy of the secondary market.  There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities.  The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees.  These expenses are in addition to the direct expenses of the Fund’s own operations.

Fixed Income Securities, including Non-Investment Grade Securities.  The Fund may invest in fixed income securities, also referred to as debt securities.  Fixed income securities are subject to credit risk and market risk.  Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations.  Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.  There is no limitation on the maturities or duration of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.  The Fund’s credit quality policy with respect to investments in fixed income securities does not require the Fund to dispose of any debt securities owned in the event that such security’s rating declines to below investment grade, commonly referred to as “junk bonds.”  Although lower quality debt typically pays a higher yield, such investments involve substantial risk of loss.  Junk bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.  The market values for junk bonds tend to be very volatile and those securities are less liquid than investment grade debt securities.  Moreover, junk bonds pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.  In addition, bonds in the lowest two investment grade categories, despite being of higher credit rating than junk bonds, have speculative characteristics with respect to the issuer’s ability to pay interest and principal and their susceptibility to default or decline in market value.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Corporate Bonds, Government Debt Securities and Other Debt Securities:  The Fund may invest in corporate bonds, debentures and other debt securities.  Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.  Certain debt securities are “perpetual” in that they have no maturity date.

The Fund may invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers.  These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities.  Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union.  The Fund may also invest in securities denominated in currencies of emerging market countries.  Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities.  A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default.  Some of these risks do not apply to issuers in large, more developed countries.  These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

Short Sale Risk:  When a cash dividend is declared on a security in which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security.

Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating a possible loss.  Short selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise.

The requirements of the 1940 Act and Internal Revenue Code of 1986, as amended (the “Code”) provide that the Fund not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its managed assets.

Small and Medium Cap Company Risk:  Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.  Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories.  Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Fund’s investment adviser believes appropriate, and offer greater potential for gains and losses.

Foreign Securities:  The Fund may invest in foreign securities, including direct investments in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter and investments in depository receipts (such as American Depositary Receipts (“ADRs”)), ETFs and other closed-end investment companies that represent indirect interests in securities of foreign issuers.  The Fund is not limited in the amount of assets it may invest in such foreign securities.  These investments involve certain risks not generally associated with investments in the securities of U.S. issuers, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability.  These risks could result in the Fund’s investment adviser misjudging the value of certain securities or in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding and confiscatory taxes), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks.  In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the U.S.  As an alternative to holding foreign traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company.  Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.  There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States.  Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.  Payment for securities before delivery may be required.  In addition, with respect to certain foreign countries, including those with emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries.  For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, international depositary receipts (“IDRs”) and global depository receipts (“GDRs”) which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.  However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities.  These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored.  Unsponsored receipts are established without the participation of the issuer.  Unsponsored receipts may involve higher expenses, they may not pass-through voting or other stockholder rights, and they may be less liquid.  Less information is normally available on unsponsored receipts.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.  As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as qualified dividend income.

Emerging Market Securities:  The Fund may invest up to 5% of its net assets in emerging market securities, although through its investments in ETFs, other investment companies or depository receipts that invest in emerging market securities, up to 20% of the Fund’s assets may be invested indirectly in issuers located in emerging markets.  The risks of foreign investments described above apply to an even greater extent to investments in emerging markets.  The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets.  Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets.  There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited.  Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries.  Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.  The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade.  The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities.  In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities.  In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund’s investments in those countries.  In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries.  There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.  Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Preferred Stocks:  The Fund may invest in preferred stocks.  Preferred stock, like common stock, represents an equity ownership in an issuer.  Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights.  Preferred stock in some instances is convertible into common stock.  Although they are equity securities, preferred stocks have characteristics of both debt and common stock.  Like debt, their promised income is contractually fixed.  Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments.  Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Investment in preferred stocks carries risks, including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity.  Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters.  Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable.  Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue.  There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable.  The Fund may invest in non-cumulative preferred stock, although the Fund’s investment adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance.  The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock.  They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable.  Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.  In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Convertible Securities.  The Fund may invest in convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.  The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.  The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Fund’s investment adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective.  The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Fund’s investment adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.  In evaluating these matters with respect to a particular convertible security, the Fund’s investment adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

the right to acquire the underlying common stock while holding a fixed income security.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Real Estate Investment Trusts.  The Fund may invest in real estate investment trusts (“REITs”).  REITs are financial vehicles that pool investors’ capital to purchase or finance real estate.  Investments in REITs will subject the Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values.  In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties.  Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market.  In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors.  There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT.  An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its stockholders and would not pass through to its stockholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties.  Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own.  Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties.  Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates.  Hybrid REITs invest both in real property and in mortgages.  Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.

The Fund’s investments in REITs may include an additional risk to stockholders.  Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital.  Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero.  To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain.  In part because REIT distributions often include a nontaxable return of capital, trust distributions to stockholders may also include a nontaxable return of capital.  Stockholders that receive such a distribution will also reduce their tax basis in their common shares of the Fund, but not below zero.  To the extent the distribution exceeds a stockholder’s basis in the Fund’s common shares such stockholder will generally recognize a capital gain.

The Fund does not have any investment restrictions with respect to investments in REITs other than its concentration policy which limits its investments in REITs to no more than 25% of its assets.

Issuer Risk:  The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Foreign Currency Risk:  Although the Fund will report its NAV and pay expenses and distributions in U.S. dollars, the Fund may invest in foreign securities denominated or quoted in currencies other than the U.S. dollar.  Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund’s investment securities and NAV.  For example, even if the securities prices are unchanged on their primary foreign stock exchange, the Fund’s NAV may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange.  Certain currencies are more volatile than those of other countries and Fund investments related to those countries may be more affected.  Generally, if a foreign currency depreciates against the dollar (i.e., if the dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline.  When a given currency appreciates against the dollar (i.e., if the dollar weakens), the value of the existing investment in the securities denominated in that currency will rise.  Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Defensive Positions:  During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents.  The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Risk Characteristics of Options and Futures:  Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option. In addition, the Fund’s use of options and futures may have the effect of reducing gains made by virtue of increases in value of the Fund’s common stock holdings.

Securities Lending Risk:  Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.  Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance.  Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. The Fund would not have the right to vote any securities having voting rights during the existence of the loan.

Discount Risk:  Historically, the shares of the Fund, as well as those of other closed-end investment companies, have frequently traded at a discount to their NAV. Any premium or discount to NAV often fluctuates over time. See “Price Range of Common Stock.”

Other Risks:  In addition to the risks detailed above, the Fund also has investments in auction rate preferred securities, business development companies, special purpose acquisition vehicles, liquidation claims, warrants and rights.  All of these other investments can subject the Fund to various risks. Any of these investments could have an adverse effect on the Fund’s ability to achieve its investment objective.

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

Special Opportunities Fund, Inc.

Investment objectives and policies, principal risk factors

Discounts are accreted and premiums are amortized using the effective yield method as adjustments to interest income and the identified cost of investments.

Dividends and distributions—On March 4, 2019, the Fund received authorization from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, the Board approved the implementation of a Managed Distribution Plan (“MDP”) to make monthly cash distributions to stockholders. Under the MDP, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid in capital. In the year ended December 31, 2024, the Fund made monthly distributions to common stockholders at an annual rate of 8%, based on the NAV of the Fund’s common shares as of the close of business on the last business day of the previous year.  Dividends and distributions to common shareholders are recorded on the ex-dividend date.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

The Fund has made certain investments in Real Estate Investment Trusts (“REITs”) which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Holders of Convertible Preferred Stock receive calendar quarterly dividends at the rate of 2.75% of the Subscription Price per year. Dividends on the Convertible Preferred Stock are fully cumulative, and accumulate without interest from the date of original issuance of the Convertible Preferred Stock.

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund
Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s NYSE trading symbol is “SPE.” On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Annual meeting of shareholders held on December 11, 2024
The Fund held an annual meeting of shareholders on December 11, 2024. As of the record date, October 4, 2024, there were 10,628,154 shares of the Fund’s common stock issued and outstanding and 2,235,775 shares of the Fund’s preferred stock issued and outstanding. The results of the voting for the proposals were as follows:

Proposal 1(a) To elect four Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s common stock and preferred stock, voting together as a single class, to serve until the Fund’s Annual Meeting of Stockholders in 2025 and until their successors have been duly elected and qualified.

Proposal to elect Andrew Dakos as a director:

FOR	% of Quorum	% of O/S	WITHHELD
9,288,531	89.71%	72.21%	1,064,962

Proposal to elect Ben Harris as a director:

FOR	% of Quorum	% of O/S	WITHHELD
9,283,886	89.67%	72.17%	1,069,607

Proposal to elect Gerald Hellerman as a director:

FOR	% of Quorum	% of O/S	WITHHELD
9,246,920	89.31%	71.88%	1,106,573

Proposal to elect Charles C. Walden as a director:

FOR	% of Quorum	% of O/S	WITHHELD
9,248,076	89.32%	71.89%	1,105,417

Special Opportunities Fund, Inc.

General information (unaudited)

Proposal 1(b) To elect two Directors to the Fund’s Board of Directors, to be elected by the holders of the Fund’s preferred stock, voting as a separate class, to serve until the Fund’s Annual Meeting of Stockholders in 2025 and until their successors have been duly elected and qualified.

Proposal to elect Phillip Goldstein as a director:

FOR	% of Quorum	% of O/S	WITHHELD
2,003,153	97.12%	89.60%	59,335

Proposal to elect Marc Lunder as a director:

FOR	% of Quorum	% of O/S	WITHHELD
2,003,153	97.12%	89.60%	59,335

O/S – outstanding shares

Tax information
The Fund designated 7.96% of its ordinary income distribution for the year ended December 31, 2024, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2024, 4.62% of distributions paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated 0.00% of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C).

Quarterly Form N-PORT portfolio schedule
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The Fund’s Forms N-PORT are available on the SEC’s Web site at http://www.sec.gov.  Additionally, you may obtain copies of Forms N-PORT from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at December 31, 2024.

Additional information about the Directors and Officers of the Fund is included in the Fund’s most recent Form N-2.

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years
INTERESTED DIRECTORS

Andrew Dakos***	President	1 year;	Partner of the Adviser since	2	Director, Brookfield
(58)	as of	Since	2009; Partner of Ryan		DTLA Fund Office
	October	2009	Heritage, LLP since 2019;		Trust Investor, Inc.
	2009.		Principal of the former		and BNY Mellon
			general partner of several		Municipal Income
			private investment partnerships		Inc.; Trustee,
			in the Bulldog Investors group		Crossroads
			of private funds.		Liquidating Trust
(until 2020);
Trustee, High
Income Securities
Fund; Chairman,
Swiss Helvetia
Fund, Inc.

Phillip Goldstein***	Chairman	1 year;	Partner of the Adviser since	2	Chairman, Mexico
(80)	and	Since	2009; Partner of Ryan		Equity and Income
	Secretary	2009	Heritage, LLP since 2019;		Fund, Inc.; Director,
	as of		Principal of the former		MVC Capital, Inc.
	October		general partner of several		(until 2020);
	2009.		private investment partnerships		Director, Brookfield
			in the Bulldog Investors group		DTLA Fund Office
			of private funds.		Trust Investor, Inc.
and BNY Mellon
Municipal Income
Inc.; Trustee,
Crossroads
Liquidating Trust
(until 2020);
Chairman, High
Income Securities
Fund; Director,
Swiss Helvetia
Fund, Inc.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years
INDEPENDENT DIRECTORS

Gerald Hellerman	—	1 year;	Managing Director of Hellerman	2	Director, Mexico
(87)		Since	Associates (a financial and		Equity and Income
		2009	corporate consulting firm) since		Fund, Inc.; Trustee,
			1993 (which terminated activities		Fiera Capital Series
			as of December, 31, 2013).		Trust (until 2023);
Trustee, High
Income Securities
Fund; Director,
Swiss Helvetia
Fund, Inc.; Director,
MVC Capital, Inc.
(until 2020);
Trustee, Crossroads
Liquidating Trust
(until 2020).

Marc Lunder	—	1 year;	Managing Member of Lunder	1	None
(61)		Effective	Capital LLC.
January 1,
2015

Ben Harris	—	1 year;	Executive Chairman of	2	Trustee,
(56)		Since	Hormel Harris Investments, LLC;		High Income
		2009	Principal of NBC Bancshares, LLC;		Securities Fund.
Chief Executive Officer of Crossroads
Capital, Inc.; Administrator of
Crossroads Liquidating Trust.

Charles C. Walden	—	1 year;	President and Owner of Sound	1	Independent
(80)		Since	Capital Associates, LLC		Chairman, Third
		2009	(consulting firm).		Avenue Funds
(fund complex
consisting of three
funds and one
variable series trust)
(until 2019).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years
OFFICERS

Andrew Dakos***	President	1 year;	Partner of the Adviser since	n/a	n/a
(58)	as of	Since	2009; Partner of Ryan
	October	2009	Heritage, LLP since 2019;
	2009.		Principal of the former
general partner of several
private investment partnerships
in the Bulldog Investors group
of private funds.

Rajeev Das***	Vice-	1 year;	Principal of the Adviser and	n/a	n/a
(56)	President	Since	Ryan Heritage, LLP.
	as of	2009
October
2009.

Phillip Goldstein***	Chairman	1 year;	Partner of the Adviser	n/a	n/a
(80)	and	Since	since 2009; Partner of Ryan
	Secretary	2009	Heritage, LLP since 2019;
	as of		Principal of the
	October		former general partner of
	2009.		several private investment
partnerships in the Bulldog
Investors group of funds.

Stephanie Darling***	Chief	1 year;	General Counsel and Chief	n/a	n/a
(54)	Compliance	Since	Compliance Officer of
	Officer	2020	Bulldog Investors, LLP;
	as of		Chief Compliance Officer –
	April		Ryan Heritage, LLP, High
	2020.		Income Securities Fund,
Swiss Helvetia Fund, and
Mexico Equity and Income
Fund; Principal, the Law
Office of Stephanie Darling;
Editor-In-Chief, The
Investment Lawyer.

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years
Thomas Antonucci***	Chief	1 year;	Director of Operations	n/a	n/a
(56)	Financial	Since	of the Adviser and Ryan
	Officer	2014	Heritage, LLP.
and
Treasurer
as of
January
2014.

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of Special Opportunities Fund, Inc. and High Income Securities Fund.
***
Messrs. Dakos, Goldstein, Das, Antonucci and Ms. Darling are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLP, the Adviser, and their positions as officers of the Fund.

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

At its in-person meeting held on September 11, 2024, the Board of Directors (the “Board”) of Special Opportunities Fund, Inc. (the “Fund”) met to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Bulldog Investors, LLP (the “Adviser”). Prior to the meeting, the Independent Directors (as defined below) held an executive session to review materials related to the renewal of the Advisory Agreement. The Board received and discussed a memorandum from the Fund’s independent legal counsel regarding the duties and responsibilities of the Board and the Independent Directors under the Investment Company Act of 1940, as amended (the “1940 Act”), in reviewing advisory contracts. Based on their evaluation of the information provided, the Directors, by a unanimous vote (including a separate vote of the Directors who are not “interested persons,” as that term is defined in the 1940 Act, as amended (the “Independent Directors”)), approved the continuation of the Advisory Agreement for an additional one-year term.

In considering the renewal of the Advisory Agreement and reaching their conclusions, the Independent Directors reviewed and analyzed various factors that they determined were relevant, including (a) the nature, extent, and quality of the services to be provided by the Adviser; (b) the investment performance of the Fund assets managed by the Adviser; (c) the cost of the services to be provided and the profits to be realized by the Adviser from its relationship with the Fund; (d) the extent to which economies of scale (if any) would be realized as the Fund grows; and (e) fee comparisons of the advisory services and fees similar to those of the Investment Adviser. The Independent Directors evaluated each of these factors based on their own direct experience with the Adviser and in consultation with their independent counsel. No one factor was determinative in the Board’s decision to approve the continuance of the Advisory Agreement. Greater detail regarding the Independent Directors’ consideration of the factors that led to their decision to approve the continuance of the Advisory Agreement is set forth below.

Prior to the meeting, in response to a questionnaire (known as a “15(c) questionnaire”) the Adviser provided the Directors information with respect to certain matters relevant to the annual continuation of the Advisory Agreement under Section 15 of the 1940 Act, which included, among other things, information regarding: (a) the Adviser’s financial soundness; (b) information on the cost to the Adviser of advising the Fund and the Adviser’s profitability in connection with such advisory services; (c) the experience and responsibilities of key personnel at the Adviser; (d) the risk management policies and procedures adopted by the Adviser; (e) the investment performance of the Fund as compared to peer and/or comparable funds; (f) the Adviser’s policy with respect to selection of broker-dealers and allocation of portfolio transactions; (g) fees of the Fund as

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

compared to peer and/or comparable funds; (h) the profitability to the Adviser derived from its relationship to the Fund; (i) the Adviser’s compliance program and chief compliance officer; (j) the Adviser’s policy with respect to proxy voting; (k) affiliates and possible conflicts; and (l) other material factors affecting the Adviser.

The Directors reviewed the Adviser’s financial information and discussed the profitability of the Adviser as it relates to advising the Fund. The Independent Directors considered both the direct and indirect benefits to the Adviser from advising the Fund. These considerations were based on material requested by the Directors specifically for the meeting, as well as the in-person presentations made by the Adviser over the course of the year. After further discussion, the Independent Directors concluded that the Adviser’s profit from advising the Fund currently was not excessive and that the Adviser had adequate financial strength to support the services to the Fund.

Matters considered by the Directors included, among others, the following:

Nature, Extent and Quality of Service. The Independent Directors considered the nature, extent and quality of services proposed to be provided by the Adviser to the Fund under the Advisory Agreement. The Independent Directors assessed the overall quality of services provided to the Fund. The Independent Directors considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Independent Directors noted the unique investment strategy of the Fund and the knowledge and expertise required by the Adviser’s personnel. The Independent Directors also considered the operational strength of the Adviser. The Independent Directors considered the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of its personnel and financial condition. The Independent Directors then reviewed the Adviser’s organizational chart as well as the affiliated entity organizational chart.

The Independent Directors reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that the Adviser (a) was able to retain quality personnel, (b) exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Advisory Agreement, (c) was very responsive to the requests of the Independent Directors and the Fund’s CCO, (d) had consistently kept the Board apprised of developments related to the Fund and the industry in general and (e) continued to demonstrate the ability to grow the Fund over time in spite of the Fund’s purchase of its common and preferred shares, which actions the Independent Directors recognize help to narrow the discount to NAV at which

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

common shares have been traded. The Independent Directors concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to continue to perform its duties under the Advisory Agreement and that the nature, overall quality, and extent of the management services were satisfactory and reliable.

Performance. The Independent Directors considered the performance of the Fund for the year-to-date, one-year, three-year, five-year, and ten-year periods ended July 31, 2024. In assessing the quality of the portfolio management services delivered by the Adviser, the Independent Directors also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a peer fund group with data provided by Morningstar, Inc. (the “Morningstar Peer Group”) and assembled by Fund Services independently from the Adviser. The Independent Directors noted that the Fund’s NAV performance was above the peer group average for the one-year, three-year, five-year and ten-year periods. It was also noted by the Independent Directors that the Adviser had provided data on select Fund peers that the Adviser believed were most comparable to the investment style of the Fund, and the Fund outperformed the average of these peers for the one-year, three-year, and five-year and ten-year periods. The Independent Directors also noted that they review the investment performance of the Fund at each quarterly meeting. After considering all of the information, the Independent Directors concluded that the Adviser has obtained reasonable returns for the Fund while minimizing risk. Although past performance is not a guarantee or indication of future results, the Independent Directors determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

Fees and Expenses; Profitability. The Independent Directors reviewed information prepared by the Adviser, as well as by Fund Services comparing the Fund’s contractual advisory fee with a peer group of funds and comparing the Fund’s overall expense ratio to the expense ratios of the Morningstar Peer Group. The Independent Directors noted that the contractual investment advisory fee for the Fund of 1.00% was below the 1.02% Morningstar Peer Group average. The Independent Directors further noted that the Fund’s net expense ratio of 1.86%, which included the advisory fee on the preferred assets, was greater than Morningstar Peer Group average net expense ratio of 1.60%. It was noted that the Fund is unique in its industry due to its activist investment strategy and true comparisons are difficult. After further discussion, the Independent Directors concluded that the Fund’s expenses and the management fee paid to the Adviser were fair and not unreasonable in light of the experience and commitment of the Adviser, as well as the comparative performance, expense and management fee information provided. In addition, the Independent Directors considered the

Special Opportunities Fund, Inc.

Board approval of investment advisory agreement (unaudited)

summary of the Adviser’s estimated profitability with respect to the management of the Fund provided by the Adviser. The Independent Directors concluded that the Adviser’s profitability from its relationship with the Fund, after taking into account a reasonable allocation of costs, was not excessive.

Economies of Scale. The Independent Directors considered whether the Adviser would realize economies of scale with respect to the management services provided to the Fund. The Independent Directors noted that the Fund, as a closed-end fund, generally does not issue new shares and is less likely to realize economies of scale from issuing additional shares. As such, the Independent Directors concluded that economies of scale were not a consideration at this time, but that the Independent Directors would consider whether economies of scale exist in the future.

Conclusion. After due consideration of the written and oral presentations, the Board concluded that the nature and scope of the advisory services provided was reasonable and appropriate in relation to the advisory fee and in relation to peer comparisons, that the level of services to be provided by the Adviser were expected to be maintained and that the quality of service was expected to remain high. The Board determined that continuation of the Advisory Agreement was in the best interests of the Fund and its stockholders. In considering the approval of the continuation of the Advisory Agreement, the Board, including the Independent Directors, considered a variety of factors, including those discussed above, as well as conditions and trends prevailing generally in the economy, the securities markets and the closed-end fund industry. No Director identified any one factor as determinative, and different Directors may have given different weight to different individual factors and related conclusions.

Special Opportunities Fund, Inc.

New York Stock Exchange certifications (unaudited)

On January 10, 2025, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s president certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards.

Special Opportunities Fund, Inc.

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

(This Page Intentionally Left Blank.)

Investment Adviser
Bulldog Investors, LLP
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ  07663

Administrator and Fund Accountant
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent and Registrar
Equiniti Trust Company, LLC
48 Wall Street, Floor 23
New York, NY  10005

Fund Counsel
Blank Rome LLP
1271 Avenue of the Americas
New York, NY  10020

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Board of Directors
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Marc Lunder
Charles Walden

Special Opportunities Fund, Inc.
1-877-607-0414
www.specialopportunitiesfundinc.com

(b) Not applicable for this Registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of [trustees/directors] has determined that there is at least one audit committee financial expert serving on its audit committee.  Marc Lunder is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” provided by the principal accountant were not applicable.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2024	FYE 12/31/2023
( a ) Audit Fees	$39,000	$39,000
( b ) Audit-Related Fees	$2,000	$2,000
( c ) Tax Fees	$4,000	$4,000
( d ) All Other Fees	$-	$-

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller and Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2024	FYE 12/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by persons other than full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2024	FYE 12/31/2023
Registrant	$6,000	$6,000
Registrant’s Investment Adviser	$-	$-

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)  Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: Mr. Marc Lunder, Mr. Ben H. Harris, Mr. Charles C. Walden and Mr. Gerald Hellerman.

(b) Not applicable

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant's policy regarding proxy voting is to delegate the voting of proxies with respect to securities owned by the Fund to the Adviser.  The Adviser's policies and procedures regarding proxy voting are below.

Bulldog Investors, LLP

Proxy Voting Policies and Procedures

Proxy Voting Policies

Bulldog Investors believes that the right to vote on issues submitted to shareholder vote, such as election of directors and important matters affecting a company’s structure and operations, can impact the value of its investments.  Bulldog Investors generally analyzes the proxy statements of issuers of stock owned by Bulldog Investors’ clients, as necessary and, other than in connection with routine meetings of open-end investment companies, votes proxies on behalf of such clients.

Bulldog Investors’ decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the value of the investment.  Proxies are voted solely in the interests of Bulldog Investors’ clients.  Inherent in Bulldog Investors’ authority to vote proxies on behalf of its clients is the authority to refrain from voting and/or refrain from attending a shareholder meeting, if Bulldog Investors determines that refraining from such action is in the best interest of its clients.

Proxy Voting Procedures

In evaluating proxy statements, Bulldog Investors relies upon its own fundamental research, and information presented by company management and others.  Bulldog Investors does not delegate its proxy voting responsibility to a third party proxy voting service.

Proxy Voting Guidelines

Bulldog Investors will generally vote proxies in favor of proposals that, in the opinion of the portfolio managers, seek to enhance shareholder value and shareholder democracy.  Bulldog Investors will generally vote proxies against any director who has voted to take action to materially impair shareholder voting rights (e.g., has voted to “opt in” to any state’s control share statute).

Special Opportunities Fund, Inc. (“SPE”), High Income Securities Fund (“PCF”) and The Swiss Helvetia Fund, Inc. (“SWZ” and, together with SPE and PCF, the “Funds”).  With respect to proxies of closed-end investment companies held by SPE, PCF and SWZ, in order to comply with Section 12(d) of the Investment Company Act of 1940, Bulldog Investors will “mirror vote” all such proxies received by the Funds, unless Bulldog Investors deems it appropriate to seek instructions from SPE, PCF or SWZ shareholders with regard to such vote. In such circumstances, Bulldog Investors will vote such proxies proportionally based upon the total number of shares owned by those shareholders that provide instructions.  Bulldog Investors will post such instructions on each Fund’s website, respectively, and will send an email indicating that it is seeking instructions to those Fund shareholders who have requested to receive such information.  In each semi-annual report to Fund shareholders, they are solicited to request to receive such information.

All Clients.  In certain circumstances, Bulldog Investors may enter into a settlement agreement with an issuer of stock owned by Bulldog Investors’ clients that requires Bulldog Investors to vote shares of such stock (or the stock of an affiliate of the issuer) held by clients in a manner that deviates from these Policies and Procedures.  In entering into any such agreement, Bulldog Investors has determined that the anticipated impact of entering into such settlement agreement is in the interests of Bulldog Investors’ clients.

Monitoring and Resolving Conflicts of Interest

When reviewing proxy statements and related research materials, Bulldog Investors will consider whether any business or other relationships between a portfolio manager, Bulldog Investors and a portfolio company could influence a vote on such proxy matter. With respect to personal conflicts of interest, Bulldog Investors’ Code of Ethics requires all partners to avoid activities, perquisites, gifts, or receipt of investment opportunities that could interfere with the ability to act objectively and effectively in the best interests of Bulldog Investors and its clients, and restricts their ability to engage in certain outside business activities.  Portfolio managers with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 31, 2025.

(a)(1):

The Portfolio Manager of the Fund is Bulldog Investors, LLP.  Phillip Goldstein, Andrew Dakos, and Rajeev Das are the individuals responsible for the day-to-day management of the Fund’s portfolio.  The business experience of Messrs. Goldstein, Dakos, and Das during the past 5 years is as follows:

Phillip Goldstein: Partner in Bulldog Investors, LLP and its predecessors since its inception in October 2009, and Partner of Ryan Heritage, LLP, an SEC-registered investment adviser, since its inception in 2019. Mr. Goldstein also is a member of Bulldog Holdings, LLC, the owner of several entities that previously served as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  He is a director/trustee of the following closed-end funds: Mexico Equity and Income Fund since 2000, Swiss Helvetia Fund, Inc. since 2018, High Income Securities Fund since 2018, and BNY Mellon Municipal Income Inc. since 2024.  He also is a director of Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017. He served as a director of MVC Capital, Inc., a business development company, from 2012-2020; and a trustee of Crossroads Liquidating Trust (f/k/a Crossroads Capital, Inc., a business development company), from 2016-2020.  Mr. Goldstein may buy and sell securities for the Fund’s portfolio without limitation.

Andrew Dakos: Partner in Bulldog Investors, LLP and its predecessors since its inception in October 2009, and Partner in Ryan Heritage, LLP, an SEC-registered investment adviser, since its inception in 2019. Mr. Dakos also is a member of Bulldog Holdings, LLC, the owner of several entities that previously served as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  He has served as a director/trustee of Crossroads Liquidating Trust (f/k/a Crossroads Capital, Inc., a business development company), from 2015-2020, High Income Securities Fund, a closed-end fund, since 2018, Swiss Helvetia Fund, Inc., a closed-end fund, since 2017, Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017, and BNY Mellon Municipal Income Inc., a closed-end fund, since 2024.  Mr. Dakos may buy and sell securities for the Fund’s portfolio without limitation.

Rajeev Das:  Head Trader of Bulldog Investors, LLP and its predecessors since its inception in October 2009, and Principal of Ryan Heritage, LLP, an SEC-registered investment adviser, since its inception in 2019.  Since 2004, Mr. Das has been a Principal of the entities that previously served as the general partner of the private investment partnerships in the Bulldog Investors group of investment funds.  He has been a director/trustee of the following closed-end funds: The Mexico Equity and Income Fund, Inc., since 2001; and High Income Securities Fund, since 2018.  Mr. Das provides investment research and analysis.   Mr. Das buys and sells securities for the Fund’s portfolio under the supervision of Mr. Goldstein and Mr. Dakos.

(a)(2):  Information is provided as of December 31, 2024 (per instructions to paragraph (a)(2).

(i) Phillip Goldstein, Andrew Dakos and Rajeev Das
(ii) Number of other accounts managed by Mr. Goldstein, Mr. Dakos and Mr. Das within each of the following categories:
(A) Registered investment companies:  2
(B) Other pooled investment vehicles:  6
(C) Other accounts:  222
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: None. Number of “other accounts,” and total assets therein, with respect to which the advisory fee is based on the performance of the account:  2 other accounts; $2.31 million (estimated).

(iv) Certain conflicts of interest may arise in connection with the Portfolio Manager’s management of the Fund’s portfolio and the portfolios of other accounts managed by the investment advisor.  For example, certain inherent conflicts of interest exist in connection with managing accounts that pay a performance-based fee or allocation alongside an account that does not, and in connection with managing the accounts of certain principals of the Portfolio Manager (“Proprietary Accounts”) alongside the accounts of unaffiliated clients.  These conflicts may include an incentive to favor such accounts over the Fund because the investment advisor can potentially receive greater fees from accounts paying a performance-based fee than from the Fund.  As a result, the investment advisor may have an incentive to direct its best investment ideas to, or allocate or sequence trades in favor of such accounts, and may have an incentive to favor the Proprietary Accounts over the accounts of unaffiliated clients.  In addition, in cases where the investment strategies are the same or very similar, various factors (including, but not limited to, tax considerations, amount of available cash, and risk tolerance) may result in substantially different portfolios in such accounts. Material conflicts of interest could arise in the allocation of investment opportunities between the Fund and other accounts managed by Bulldog Investors, LLP and its affiliates.  In order to address these conflicts of interest, Bulldog Investors, LLP has adopted a Trade Allocation Policy which recognizes the importance of trade allocation decisions and attempts to achieve an equitable balancing of competing client interests.  The Policy establishes certain procedures to be followed in connection with placing and allocating trades for client accounts.

(a)(3):
Compensation for Messrs. Goldstein, Dakos and Das is comprised solely of net income generated by the Fund’s investment adviser.

(a)(4):  Information is provided as of December 31, 2024 (per instructions to paragraph (a)(4).

As of December 31, 2024, Mr. Goldstein beneficially owns 31,822 shares of common stock of the Registrant; Mr. Dakos beneficially owns 10,162 shares (held Directly) of common stock of the Registrant, and Indirectly owns 5,662 shares of common stock of the Registrant; and Mr. Das Indirectly owns 513 shares of common stock of the Registrant.

Item 14. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
7/1/2024 to 7/31/2024	52,210	$13.34	N/A	N/A
8/1/2024 to 8/31/2024	40,162	$13.21	N/A	N/A
9/1/2024 to 9/30/2024	33,710	$13.75	N/A	N/A
10/1/2024 to 10/31/2024	-	$-	N/A	N/A
11/1/2024 to 11/30/2024	-	$-	N/A	N/A
12/1/2024 to 12/31/2024	-	$-	N/A	N/A
Total	125,082	$13.41	N/A	N/A

*Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable

(b) Not Applicable

Item 19. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).  Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(5) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

(c)
A copy of the Registrant’s notice to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the period ended December 31, 2024 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on May 21, 2018. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant)  Special Opportunities Fund, Inc.

By (Signature and Title)*    /s/Andrew Dakos
Andrew Dakos, President, Principal Executive Officer

Date    March 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Andrew Dakos
Andrew Dakos, President, Principal Executive Officer

Date    March 7, 2025

By (Signature and Title)*    /s/Thomas Antonucci
Thomas Antonucci, Chief Financial Officer, Principal Financial Officer

Date    March 7, 2025

* Print the name and title of each signing officer under his or her signature.